CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Report") of TF Financial Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, Kent
C. Lufkin, President and Chief Executive Officer, and Dennis R. Stewart, Executive Vice President and Chief Financial Officer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






Date: November 13, 2003           /s/ Kent C. Lufkin
                                      ------------------------------------------
                                      Kent C. Lufkin
                                      President and CEO
                                      (Principal Executive Officer)



Date: November 13, 2003           /s/ Dennis R. Stewart
                                      ------------------------------------------
                                      Dennis R. Stewart
                                      Executive Vice President and
                                      Chief Financial Officer
                                      (Principal Financial & Accounting Officer)